UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2005

                             ADVANCE NANOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                    011-15499
                            (Commission File Number)




             Colorado                                   82-0379959
(State or other jurisdiction                 (IRS Employer Identification No.)
            of incorporation)


               600 Lexington Avenue, 29th Floor New York, NY 10022

               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 583-0080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01 Other Events

On November 7, 2005, the Company announced its intention to issue a dividend to its stockholders of approximately 6,000,000 shares of common stock of its subsidiary Owlstone Nanotech in a registered distribution under the Securities Act of 1933, as amended. Final determination of the number of shares to be distributed to each shareholder will occur on record date and will be issued pro rata to each investor based on the number of shares of Advance Nanotech outstanding as of the record date. The record date for Advance Nanotech shareholders to be eligible for the stock dividend shall be announced prior to the effectiveness under the Securities Act of 1933, as amended, of a registration statement relating to the distribution of such securities. Owlstone Nanotech and Advance Nanotech anticipate that such dividend shall be completed during the fourth calendar quarter of 2005.

Item 9.01 Exhibits

The following exhibits are filed with this report.

99.1 Copy of Press Release, dated November 7, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ADVANCE NANOTECH, INC.
                                  (Registrant)


Date: November 11, 2005                      /s/ Magnus R. Gittins
                                  ---------------------------------------------
                                            Magnus R. Gittins, CEO
                                   (Officer duly authorized to sign this report)